UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2019
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REVANCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, California 94560
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 742-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 12, 2019, Cyril Allouche resigned as the Head of Finance and Corporate Controller, including in his capacity as Principal Accounting Officer of Revance Therapeutics, Inc. (the “Company”), with an anticipated effective date of March 22, 2019, to pursue a Chief Financial Officer role with a private non-aesthetic pharmaceutical company. His departure is not based on any disagreement with the Company’s accounting principles or practices, internal controls or financial statement disclosures. Following Mr. Allouche’s departure, Tobin C. Schilke, the Company’s Chief Financial Officer, will serve as the Company’s Principal Accounting Officer.
Mr. Schilke has served as the Company’s Chief Financial Officer since November 2018. Prior to joining the Company, Mr. Schilke served as Chief Financial Officer of Achaogen, Inc. from July 2016 through October 2018. From 2002 to June 2016, Mr. Schilke served in roles of increasing responsibility at the Roche Group (including Genentech), a pharmaceutical company, including serving as Finance Director and Company Director of Roche Products Limited in the United Kingdom from August 2014 to June 2016 and serving as Director of Genentech's Commercial Finance BioOncology Business Unit from September 2012 to August 2014. Mr. Schilke holds a B.S. from Lafayette College. a M.S. from the University of California, Berkeley and an M.B.A. from Cornell University's Johnson Graduate School of Management.
In connection with Mr. Schilke’s appointment as Principal Accounting Officer, the Company is not entering into a new agreement with Mr. Schilke and no existing agreement between the Company and Mr. Schilke is being amended. There is no arrangement or understanding between Mr. Schilke and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Schilke and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Schilke has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2019	Revance Therapeutics, Inc.

	By:	/s/ Caryn G. McDowell
Caryn G. McDowell
Senior Vice President, General Counsel & Corporate Secretary